UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2008

EFJ, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	0-21681	47-0801192
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1440 Corporate Drive, Irving, TX 75038

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (972) 819-0700

NA

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 8.01	Other events.

On March 18, 2008, EFJ, Inc. (the “Registrant”) issued a press release announcing that it has appointed Elaine Flud Rodriguez to the position of Senior Vice President and General Counsel of the Registrant effective March 17, 2008. In this position, Ms. Rodriguez will report to Michael E. Jalbert, the Registrant’s President and Chief Executive Officer. A copy of the press release announcing the appointment is attached as Exhibit 99.1 to this Current Report on Form 8-K.

On March 17, 2008, the Company entered into an Employment Agreement with Ms. Rodriguez. A copy of the employment agreement is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

10.1	Agreement between Elaine Flud Rodriguez and EFJ, Inc.
99.1	Press Release issued on March 18, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EFJ, Inc.
(Registrant)

March 18, 2008	By:	/s/ Jana Ahlfinger Bell
Chief Financial Officer
(Principal Financial and Accounting Officer)

Index to Exhibits

10.1	Agreement between Elaine Flud Rodriguez and EFJ, Inc.

99.1	Press release issued on March 18, 2008.